Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
The following events occurred after December 31, 2023:
Changes to the composition of the Group
In February 2024, several of the Group's Dutch subsidiaries merged as part of a larger rationalization of the Group's structure. On February 22, 2024, Mega-E Charging B.V. was merged with and into Allego Holding B.V., with Allego Holding B.V. being the surviving entity. In addition, on February 23, 2024, both Mega-E Eastern Europe Holding B.V. and Mega-E Netherlands Asset Co No 1 B.V. were merged with and into Allego B.V., with Allego B.V. being the surviving entity.
Guarantee facility
On April 3, 2024, a letter of credit was issued to one of the renewable electricity suppliers Solar-EP III B.V. as part of the Guarantee Facility, in relation to one of the existing power purchase agreements for a maximum original amount of €2,059 thousand.